Stock Split	12 Months Ended
Jun. 30, 2013
Stockholders' Equity Note [Abstract]
Stock Split [Text Block]
Note 12 Stock Split

Effective May 1, 2014, the Company effected a 6 to 1 reverse split of the Company’s common stock, in which for every six (6) shares of common stock combined into one (1) share of common stock. All share and per share amounts have been retroactively restated to reflect the forward split.